UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
518 17th Street, Suite 1200
Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Thursday, April 26, 2007

Dear Shareholder:

Notice is hereby given that the annual meeting of shareholders of Dividend Capital Realty Income Allocation Fund (the “Fund”) will be held at the offices of the Fund, 518 17th Street, Suite 1200, Denver, Colorado 80202, on Thursday, April 26, 2007 at 3:00 P.M., local time, to consider and vote on the following matters:

1.                Election of each of the Fund’s Class II Trustees for a three-year term and until their successors have been duly elected and qualified; and

2.                Transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

March 2, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof, and only holders of Common Shares of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope after reading the accompanying proxy statement.

By Order of the Board of Trustees
/s/ DEREK MULLINS
Derek Mullins
Secretary

March 13, 2007

IMPORTANT. Shareholders are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card properly.

1.     Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.     Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.     All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid signature
Corporate accounts
(1)	ABC Corp.	ABC Corp.
John Doe, treasurer
(2)	ABC Corp.	John Doe, treasurer
(3)	ABC Corp. c/o John Doe, treasurer	John Doe
(4)	ABC Corp. profit sharing plan	John Doe, trustee
Partnership accounts
(1)	The XYZ partnership	Jane B. Smith, partner
(2)	Smith and Jones, limited partnership	Jane B. Smith, general partner
Trust accounts
(1)	ABC trust account	Jane B. Doe, trustee
(2)	Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe
Custodial or estate accounts
(1)	John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2)	Estate of John B. Smith	Jane B. Smith, Executor
Estate of John B. Smith

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

518 17th Street, Suite 1200
Denver, Colorado 80202

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Trustees (the “Board of Trustees” or the “Board”) of Dividend Capital Realty Income Allocation Fund (the “Fund”) in connection with the annual meeting of shareholders (the “Meeting”) to be held at 518 17th Street, Suite 1200, Denver, Colorado 80202, on Thursday, April 26, 2007 at 3:00 P.M., local time.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s common shares (“Common Shares”) will be voted “FOR” Proposal 1. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 518 17th Street, Suite 1200, Denver, Colorado 80202). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Common Shares represented thereby will be voted in accordance with specifications therein. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to shareholders on or about March 19, 2007.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Fund’s Common Shares are the only outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on March 2, 2007, and each shareholder of record at that time is entitled to cast one vote for each Common Share registered in his or her name. As of March 2, 2007, 13,806,296 Common Shares were outstanding and entitled to be voted.

Dividend Capital Investments LLC (the “Adviser”) serves as the Fund’s investment advisor and administrator. The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission and is located at 518 17th Street, Suite 1200, Denver, Colorado, 80202. Currently, DCI Group LLC (“DCI Group”), an affiliate of  Dividend Capital Group LLC (“DCG”), owns 72.5% of the Adviser and certain limited liability companies under the control of principals and partners of DCG or their affiliates (collectively, “DCG Affiliates”) owns 27.5% of the Adviser.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended September 30, 2006, and more recent reports, if any, to any Fund shareholder upon request. To request a copy, please call 1-866-324-7348 or write to Dividend Capital Realty Income Allocation Fund, Attn: Derek Mullins, 518 17th Street, Suite 1200, Denver, Colorado 80202.

PROPOSAL 1:
ELECTION OF THE CLASS II TRUSTEES

The Fund’s Amended and Restated Agreement and Declaration of Trust provides that the Board of Trustees to be elected by holder’s of the Fund’s Common Shares will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires.

At the Meeting, the Board of Trustees proposes the election of two Trustees. If elected, each Class II Trustee will serve a three-year term and until his successor has been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the two nominees named below. The Board of Trustees, including the Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), upon the recommendation of the Fund’s Nominating and Governance Committee which is comprised solely of Trustees who are not “interested persons” of the Fund (“Independent Trustees”),  nominated John Mezger and J. Gibson Watson, III to serve as the Class II Trustees for a three-year term and until their successors have been duly elected and qualified.

The names of the Fund’s nominees for election as Class II Trustees, and each other Trustee of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.

Trustees

Name, Address,* Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee**	Other Directorships/ Trusteeships held by Trustee or Nominee for Trustee
Class I Trustee (Term Expiring at the Annual Meeting to be held in 2009)
Independent Trustee
Thomas H. Mack Trustee Age: 65	Since 1/24/05	Thomas H. Mack & Co., Inc., President (since 01/1991)	1	Greenwald & Associates, Director (since 01/2002)
Class II Trustees (Current Trustees and Nominee for a Term Expiring at the Annual Meeting to be held in 2010)
Independent Trustee
J. Gibson Watson, III, Trustee/Nominee Age: 52	Since 2/21/06	Prima Capital Holding, Inc., President, Chief Executive Officer and Director (since 01/2000)	1	None
Independent Trustee
John Mezger Trustee/Nominee Age: 53	Since 8/17/05	WF Option, LLC, Manager (since 2004); Oak Point, LLC, Manager (since 2003); Cherry Creek South Associates, LLC, Manager (since 1999); and Corby Properties, LLC, Manager (since 1998)	1	None

Class III Trustees (Term Expiring at the Annual Meeting to be held in 2008)
Interested Trustee***
Thomas I. Florence Trustee and President Age: 44	Since 1/24/05	Dividend Capital Investments LLC, Principal (since 07/2003) and President (since 12/2004); Dividend Capital Group LLC, Principal (since 06/2003); Dividend Capital Securities LLC, Principal (since 6/2003); ForestView Consulting Group LLC, President (since 01/2003); formerly, Morningstar Inc., Managing Director (03/2000 to 12/2002); and Pilgrim Baxter & Associates, Managing Director (01/1997 to 03/2000)	1	None
Independent Trustee
Jonathan F. Zeschin Trustee and Chairman of the Board Age: 53	Since 1/24/05	President, Essential Advisers, Inc. (since 06/2000); and Managing Partner, JZ Partners LLC (since 08/1998)	1	ICON Funds (17 funds), Trustee (since 11/2002)

*                    The address for each of the Trustees and Nominees is: 518 17th Street, Suite 1200, Denver, CO 80202.

**             “Fund Complex” means two or more funds that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.

***      Mr. Florence is deemed to be an “interested person” as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), because of his affiliation with the Fund’s adviser, Dividend Capital Investments LLC.

Each nominee has consented to being named in this Proxy Statement and has indicated their intention to serve if elected. The Board of Trustees knows of no reason why any of these nominees will be unable to serve. Should any nominee for Trustee withdraw or otherwise become unavailable for reasons not presently known, the proxy holders intend to vote for the election of such other person or persons as the Independent Trustees may designate.

Required Vote

The approval of the election of each of the Class II Trustees to the Board requires the affirmative vote of the shareholders of a plurality of the shares of the Fund cast in person or by proxy entitled to vote thereon, provided a quorum is present.

Please also see the information contained below under the heading “Further Information Regarding Trustees and Officers.”

The Fund’s Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the nominees as Class II Trustees to the Fund’s Board of Trustees. Unmarked proxies will be so voted.

FURTHER INFORMATION REGARDING TRUSTEES AND OFFICERS

Executive Officers of the Fund

The following information relates to the executive officers of the Fund who are not also Trustees of the Fund.

Name, Age, Address* and Position with the Fund	Length of Time Served**	Principal Occupation(s) During Past Five Years
Phillip Perrone, Chief Compliance Officer Age: 48	Since 1/24/2005

Dividend Capital Investments LLC, Chief Compliance Officer (since 01/2004); Dividend Capital Securities LLC, Chief Compliance Officer (01/2004—03/2006); formerly, Oppenheimer Funds, Inc., Compliance Manager (02/1999—01/2004) and Senior Internal Auditor (11/1997—02/1999).

Jeffrey Taylor, Vice President, Treasurer and Principal Financial Officer Age: 34	Since 1/24/2005

Dividend Capital Investments LLC, Chief Operating Officer (since 12/2005); formerly, Dividend Capital Investments LLC, Vice President of Business Services (02/2004—12/2005); INVESCO Inc., Product Manager (07/2003—01/2004); and INVESCO Funds Group Inc., Manager of Marketing and Business Analytics (01/1999—06/2003).

Derek Mullins, Secretary and Assistant Treasurer Age: 33	Since 1/24/2005

Dividend Capital Investments LLC, Manager of Fund Operations (since 11/2004); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003—10/2004) and Fund Controller (01/1999—10/2003).

Jami VonKaenel, Assistant Secretary Age: 28	Since 1/24/2005

Dividend Capital Investments LLC and Dividend Capital Securities, Controller (since 10/2006) and Assistant Controller (06/2004—10/2006); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004—06/2004); and Accenture, Analyst (01/2001—01/2004).

*                    The address for each of the executive officers is: 518 17th Street, Suite 1200, Denver, CO 80202.

**             The term of each officer is indefinite at the discretion of the Board of Trustees.

Ownership of Securities

As of February 28, 2007, the Fund’s Trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Trustees and executive officers.

The following table sets forth the equity ownership of the Trustees in the Fund as of February 28, 2007. The code for the dollar range of equity securities owned by the Trustees is:  (a) $1 to $10,000; (b) $10,001 to $50,000; (c) $50,001 to $100,000; and (d) over $100,000.

Name of Trustee	Dollar Range of Common Shares In the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Thomas I. Florence	None	None
Independent Trustees
Thomas H. Mack	(c)	(c)
Jonathan F. Zeschin	(c)	(c)
John Mezger	(b)	(b)
J. Gibson Watson, III	None	None

As of February 28, 2007, none of the Independent Trustees or their immediate family members owned any shares of the Adviser, principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter.

Fund Committees

The Fund has a standing Nominating and Governance Committee, Audit Committee and Valuation Committee. The Nominating and Governance Committee and Audit Committee are composed entirely of Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”).

Nominating and Governance Committee

The Nominating and Governance Committee (the “Nominating Committee”) recommends nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Fund’s Adviser, principal underwriter and other principal service providers. The Nominating Committee generally meets at least once annually to identify and evaluate Trustee nominees and makes its recommendations to the Board at the time of the Board’s February meeting. The Nominating Committee also periodically reviews Independent Trustee compensation and will recommend any appropriate changes to the Board as a group. The Board of Trustees has adopted a Nominating and Governance Committee charter (“Nominating Committee Charter”). A copy of the Nominating Committee Charter was included as an exhibit to the Fund’s proxy statement in 2006. The members of the Fund’s Nominating Committee are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

The Nominating Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial or legal expertise; (v) the candidate’s integrity, ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Nominating Committee will consider potential trustee candidates recommended by Fund shareholders provided that the proposed candidates satisfy the trustee qualification requirements and shareholder submissions requirements set forth in the Fund’s Nominating Committee Charter. Other than compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees and the standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. The Nominating Committee may identify prospective trustee candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

The Fund’s bylaws (Article III, Section 11) also contain advance notice provisions and general procedures with respect to submission of proposals, including nomination of Trustees. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the Nominating Committee Charter requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary. In order for a submission of a nominee to be considered, such submission must include: (i) the shareholder’s contact information; (ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee; (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board. It shall be in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Audit Committee

The Fund’s Board of Trustees has appointed an Audit Committee. The main function of the Audit Committee is to assist the Board in its oversight of the Fund’s accounting and financial reporting process and its internal controls, including assistance with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems. The Audit Committee also serves as the Fund’s qualified legal compliance committee. The members of the Audit Committee are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

The Board of Trustees has adopted a written charter for the Fund’s Audit Committee. A copy of the Audit Committee Charter was included as an exhibit to the Fund’s proxy statement in 2006.

Valuation Committee

The Fund’s Board of Trustees has appointed a Valuation Committee and has adopted a written charter for the Fund’s Valuation Committee. A copy of the Valuation Committee Charter was included as an exhibit to the Fund’s proxy statement in 2006. The Valuation Committee is established to oversee the implementation of the Fund’s pricing and valuation procedures and has the responsibility of determining the fair value of the Fund’s securities or other assets, in the absence of readily available market quotations. The members of the Valuation Committee are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

Board and Committee Meetings in Fiscal 2006

During the Fund’s fiscal year ended September 30, 2006, the Board of Trustees held four meetings; the Audit Committee held four meetings; the Nominating Committee held two meetings; and the Valuation Committee held seven meetings. Each incumbent Trustee attended at least 75% of the aggregate number of meetings of the Board of Trustees and of all Committees of the Board on which he served.

Communications with the Board of Trustees

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o the Fund’s Secretary, at Dividend Capital Realty Income Allocation Fund, Attn: Derek Mullins, 518 17th Street, Suite 1200, Denver, CO 80202. The correspondence should indicate that the author is a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to members of the Nominating Committee for further distribution as deemed appropriate by the Nominating Committee.

Trustee Attendance at Shareholder Meetings

The Fund has not established a policy with respect to Trustee attendance at annual meetings. It is anticipated that Mr. Florence will preside over the Meeting. It is not anticipated that the other Trustees will be present. The Meeting to be held on April 26, 2007 is the second annual shareholder meeting of the Fund. Mr. Florence and Mr. Zeschin attended last year’s annual shareholder meeting.

Compensation for Trustees

The following table sets forth information regarding compensation of Independent Trustees by the Fund and the fund complex of which the Fund is a part for the fiscal year ended September 30, 2006. Officers of the Fund and Interested Trustees are omitted from this table because they do not receive compensation from the Fund or the fund complex. The Independent Trustees do not receive any pension or retirement benefits from the Fund or the fund complex.  Independent Trustees of the Fund receive from the Fund an annual retainer of $16,000 and a fee of $2,000 and reimbursement of related expenses for each meeting of the Board that he attends. Independent Trustees receive from the Fund a fee of $1,000 for each telephonic Board meeting that he attends. The Chairman of the Board of Trustees receives from the Fund an additional annual retainer in the amount of $10,000.

Compensation Table
Fiscal Year Ended September 30, 2006

Name of Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Jonathan Zeschin	$34,000	N/A	N/A	$34,000
Thomas H. Mack	$24,000	N/A	N/A	$24,000
John Mezger	$24,000	N/A	N/A	$24,000
J. Gibson Watson, III	$10,813	N/A	N/A	$10,813

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers and Trustees, Adviser, certain affiliates of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and written representations of certain Reporting Persons, all required Section 16(a) ownership reports were filed during the fiscal year ended September 30, 2006.

Information On Independent Registered Public Accountant

The Fund’s financial statements for the fiscal year ended September 30, 2006, were audited by Deloitte and Touche LLP (“Deloitte”), independent registered public accounting firm. On November 16, 2006, the Audit Committee selected, and the Fund’s Board, including its Independent Trustees, ratified the selection of, Deloitte as the registered public accounting firm for the Fund for the fiscal year ending September 30, 2007. Subsequently, in February 2007, the Fund was advised by Deloitte, that Deloitte will no longer be able to serve as the Fund’s Independent Registered Public Accounting Firm and will not be able to provide audit services to the Fund as a result of services an affiliate of Deloitte has been asked to provide to certain affiliates of the Fund which may impair the independence  of Deloitte with respect to the Fund. In view of this, the Fund has requested a presentation from other accounting firms at its May 2007 Board Meeting. At this meeting, the Fund’s Audit Committee is expected to recommend to the Fund’s Board the selection of another accounting firm as the registered public accounting firm for the Fund for the fiscal year ending September 30, 2007.

Deloitte’s reports on the financial statements as of and for the fiscal years ended September 30, 2006 and September 30, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2006 and September 30, 2005 and through the date hereof, there were no disagreements between the Fund and Deloitte concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Deloitte had been the Fund’s independent registered public accounting firm since the Fund’s inception in January 2005.

Representatives of Deloitte are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire. Therefore, shareholders will not have the opportunity to ask questions of Deloitte.

Audit Committee Report

The Audit Committee of the Board of Trustees normally meets at least twice during each full fiscal year with the Fund’s Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and Deloitte. The Audit Committee also has discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. The Audit Committee also has considered whether the provision by Deloitte of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining Deloitte’s independence. Finally, the Audit Committee has received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Deloitte its independence.

The members of the Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Trustees has determined that Jonathan F. Zeschin and Thomas H. Mack qualify as “audit committee financial experts,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. Members of the Fund’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2006. The members of the Audit Committee, Jonathan Zeschin, Thomas Mack, John Mezger and J. Gibson Watson, III, are “independent” within the meaning of the 1940 Act and the NYSE corporate governance standards for audit committees.

Audit Fees.   The aggregate fees paid to Deloitte in connection with the annual audit of the Fund for the fiscal years ended September 30, 2005 and September 30, 2006 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2005	$37,000	$0	$5,913	$0
2006	$30,000	$0	$22,290	$0

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

For the fiscal years ended September 30, 2005 and September 30, 2006, the aggregate non-audit fees billed by Deloitte of approximately $59,813 and $48,480, respectively, included non-audit services rendered on behalf of the Fund of approximately $22,290 and $5,913, respectively, and non-audit services rendered on behalf of the Fund’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund of approximately $26,190 and $53,900, respectively. This fee relates to tax services in connection with the preparation of tax returns and other miscellaneous tax services.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by Deloitte. The Audit Committee also pre-approves non-audit services performed by Deloitte for the Adviser and affiliates servicing the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Financial Information Systems Design and Implementation Fees.   During the fiscal years ended September 30, 2005 and September 30, 2006, Deloitte did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s fiscal years ended September 30, 2005 and September 30, 2006 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Audit Committee has considered the nature of the non-audit services rendered by Deloitte to the Fund and the Adviser and does not consider them incompatible with Deloitte’s independence.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Meeting, a quorum is present to transact business if the holders of a majority of the outstanding Common Shares of the Fund entitled to vote at the Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as Common Shares that are present.

For purposes of the election of Trustees, abstentions will not be counted as votes cast and will have no effect on Proposal 1. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on the election of Trustees will be voted “For” election of the Trustee nominees in Proposal 1.

The approval of the election of each of the Class II Trustees to the Board requires the affirmative vote of the shareholders of a plurality of the shares of the Fund cast in person or by proxy entitled to vote thereon, provided a quorum is present.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders may adjourn the Meeting. The vote required to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter by shareholders entitled to vote at the Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may, with respect to that proposal, adjourn the Meeting or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The vote required for shareholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter by shareholders entitled to vote at the Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Meeting and, accordingly, will not affect the outcome of the vote.

PRIVACY NOTICE

The Fund is required by federal law to provide Fund shareholders with a copy of its privacy policy annually. A copy of the Fund’s privacy policy is attached hereto as Exhibit A.

ADDITIONAL INFORMATION

Expenses

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Annual Meeting and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Common Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of the Adviser, and the Fund may determine to retain a proxy solicitation firm. Fees and expenses of any proxy solicitation firm will be borne by the Fund.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about March 19, 2007. As the Meeting date approaches, certain shareholders of the Fund may receive a call from officers and regular employees of the Adviser or representatives of a proxy solicitation firm if the Fund has not yet received their vote. Authorization to permit execution of proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership.

To the best of the Fund’s knowledge, based upon filings made with the SEC as of February 28, 2007, no persons or group beneficially owned more than 5% of the Common Shares of the Fund.

Shareholder Proposals

The Fund holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Fund’s 2008 annual meeting of shareholders must be received by November 20, 2007, in order to be included in the Fund’s proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2008 annual meeting of shareholders without including the proposal in the Fund’s proxy statement must notify the Secretary of the Fund in writing of such proposal between December 29, 2007 and January 28, 2008. The persons named as proxies for the 2008 annual meeting of shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by February 4, 2008. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to above, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of the Board of Trustees
/s/ DEREK MULLINS
Derek Mullins
March 13, 2007	Secretary

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Fund’s Annual Report for the fiscal year ended September 30, 2006 is available without charge upon request by writing the Fund at 518 17th Street, Suite 1200, Denver, CO 80202 or telephoning it at 1-866-324-7348.

EXHIBIT A

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
PRIVACY POLICY

The Dividend Capital Realty Income Allocation Fund (the “Fund”) is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information, and why in certain cases the Fund may share this information with others.

The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, the Fund receives nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to the Adviser’s employees with a legitimate business need for the information.

A-1

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

P R O X Y

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES for use at an Annual Meeting of Shareholders to be held at the address of the Fund, 518 17th Street, Suite 1200, on Thursday, April 26, 2007 at 3:00 P.M., local time.

The undersigned hereby appoints Jeffrey W. Taylor and Derek J. Mullins and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments and postponements thereof, all common shares of beneficial interest of Dividend Capital Realty Income Allocation Fund held of record by the undersigned on the record date for the Annual Meeting, upon the following matters and upon any other matter which may come before the Annual Meeting, in their discretion.

The attached proxy statement contains additional information about the Proposals and the Fund.  Please read it before you vote.

(Continued and to be signed and dated on the other side.)

DIVIDEND CAPITAL REALTY
INCOME ALLOCATION FUND
518 17TH STREET, SUITE 1200,
DENVER, COLORADO, 80202

This proxy is being solicited by the Board of Trustees, which recommends a vote FOR all nominees in Proposal 1.

(1) Election of Trustees	FOR all nominees	WITHHOLD AUTHORITY to vote	*EXCEPTIONS
	listed below ☐	for all nominees listed below ☐	☐

Nominees: John Mezger and J. Gibson Watson, III

(Instructions:  To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

Every properly signed Proxy will be voted in the manner specified above.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for Trustee in Proposal 1 and in the discretion of the Proxy holder on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Change of Address and/or Comments
Mark Here ☐

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.

Dated , 2007

Sign here exactly as name(s) appear(s) on left

Votes must be indicated
(X) in Black or Blue ink. ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.